UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 8, 2007

Merge Technologies Incorporated

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-29486	39-1600938

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin		53214

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (414) 977-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On March 8, 2007, Merge Technologies Incorporated (the “Company”) issued a News Release summarizing its financial and operating results as of and for the quarter and year ended December 31, 2006. A copy of the Company’s News Release is filed as an exhibit to this Current Report on Form 8-K, and is incorporated by reference herein.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED

	By:	Steven R. Norton

	Name:	Steven R. Norton
	Title:	EVP and Chief Financial Officer

Dated: March 8, 2007

Exhibit No.	Description

99.1	Exhibit 99.1 News Release dated March 8, 2007